Investor Presentation June 2018

Cautionary Note Regarding Forward-Looking Statements References in this report to “IEC,” the “Company,” “we,” “our,” or “us” mean IEC Electronics Corp. and its subsidiaries except where the context otherwise requires. This presentation contains forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. These forward-looking statements include, but are not limited to, statements regarding future sales and operating results, future prospects, the capabilities and capacities of business operations, any financial or other guidance and all statements that are not based on historical fact, but rather reflect our current expectations concerning future results and events. The ultimate correctness of these forward-looking statements is dependent upon a number of known and unknown risks and events and is subject to various uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. The following important factors, among others, could affect future results and events, causing those results and events to differ materially from those views expressed or implied in our forward-looking statements: business conditions and growth or contraction in our customers’ industries, the electronic manufacturing services industry and the general economy; variability of our operating results; our ability to control our material, labor and other costs; our dependence on a limited number of major customers; the potential consolidation of our customer base; availability of component supplies; dependence on certain industries; variability and timing of customer requirements; technological, engineering and other start-up issues related to new programs and products; uncertainties as to availability and timing of governmental funding for our customers; the impact of government regulations, including FDA regulations; risks related to the accuracy of the estimates and assumptions we used to revalue our net deferred tax assets in accordance with the Tax Cuts and Jobs Act; the types and mix of sales to our customers; intellectual property litigation; our ability to maintain effective internal controls over financial reporting; unforeseen product failures and the potential product liability claims that may be associated with such failures; the availability of capital and other economic, business and competitive factors affecting our customers, our industry and business generally; failure or breach of our information technology systems; and natural disasters. Any one or more of such risks and uncertainties could have a material adverse effect on us or the value of our common stock. For a further list and description of various risks, relevant factors and uncertainties that could cause future results or events to differ materially from those expressed or implied in our forward-looking statements, see our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and our other filings with the Securities and Exchange Commission (the “SEC”). All forward-looking statements included in this presentation are made only as of the date indicated or as of the date of this presentation. We do not undertake any obligation to, and may not, publicly update or correct any forward-looking statements to reflect events or circumstances that subsequently occur or which we hereafter become aware of, except as required by law. New risks and uncertainties arise from time to time and we cannot predict these events or how they may affect us and cause actual results to differ materially from those expressed or implied by our forward-looking statements. Therefore, you should not rely on our forward-looking statements as predictions of future events. 2 IEC ELECTRONICS 2018© 2

Electronics Manufacturing Service Provider 100% US Manufacturing Life-Saving and Mission Critical Products Partner to Fortune 500 Companies in Regulated Markets IEC ELECTRONICS 2018© 3

IEC Electronics Snapshot Business Overview NYSE American: IEC Market Cap: $55.3M1 Founded: 1966 Shares Outstanding: 10.2 million (as of 3/30/18) Employees: 605 Fiscal Year End: September 30 Locations: Newark, NY (HQ) Rochester, NY Albuquerque, NM Financial Highlights Q2 2018 FY 2017 Industry Avg. (TTM) 2 Net Sales: $31.8M $96.4M $5.1B Gross Profit %: 15.1% 11.7% 9.3% Net Income: $1.6M $0.1M $39.6M Net Margin: 5.0% 0.0% (0.14%) EBITDA3: $2.4 $3.6M $245.7M EBITDA Margin3: 7.6% 3.7% 4.4% Providing Electronic Manufacturing Solutions For 4 Life-Saving and Mission Critical Products 1 Source: Yahoo Finance 5/29/18 2 Source: Guru Focus as of May 29, 2018 (TTM) 3 EBITDA and EBITDA Margin are Non-GAAP measures. Reconciliation of GAAP to Non-GAAP measures can be found at the end of this presentation IEC ELECTRONICS 2018© 4

Electronics Manufacturing Landscape Electronics Product Assembly $1.4 Trillion4 $425B Outsourced to Contract Manufacturers 80% is Consumer Based High Volume Products $40B Outsourced in the Our Target Markets United States ~$18B within the Americas 5 4 Worldwide Electronics Manufacturing Services Market – 2017 Edition IEC ELECTRONICS 2018© 5

Our Target Markets Aerospace & Defense Medical Industrial $3.1B TAM5 $6.0B TAM5 $8.8B TAM5 4.3% CAGR 5.8% CAGR 5.9% CAGR Highly Regulated Markets High Switching Costs 5 Represented by revenue observed in 2016 for contract manufacturers in the Americas. Ref. Worldwide Electronics Manufacturing Services Market – 2017 Edition IEC ELECTRONICS 2018© 6

Outperforming Average Industry GM Portfolio Mix Consumer, Medical, Industrial, Computing, Auto Aerospace & Defense 18% Q2’18 * 15.1% 14% TTM 10% Gross Margin (TTM) Margin Gross 6% High Concentration High Concentration Mixed Portfolio *Source: Guru Focus as of May 2018; Sparton’s margin reflects only its MDS segment IEC ELECTRONICS 2018© 7

Our 2017 Portfolio Medical Aerospace & Defense • Resuscitation Systems • Missile Launch Platforms • Surgical Navigation Systems • Encrypted Communication Systems • Infusion Delivery Systems • Targeting & Surveillance Systems 28% 52% 18% Industrial Representative Customers • Semi-conductor Manufacturing Equipment • Locomotive Tracking & Asset Monitoring IEC ELECTRONICS 2018© 8

Our Value Proposition Minimize Supply Chain Risk Solve Challenges Deliver Solutions IEC ELECTRONICS 2018© 9

Our Value Proposition Minimize Supply Chain Risk • Vertical Manufacturing • Control Cost, Quality, and Lead Time for Key Commodities Printed Circuit Interconnect Precision Board Assembly Solutions Metalworking IEC ELECTRONICS 2018© 10

Our Value Proposition Solve Challenges • Specialize in High Complexity Electronics and Full System Assemblies Design & Test Engineering • Develop Customized Stress Testing Platforms to Simulate a Product’s End Application Analysis & Testing Laboratory • Laboratories to Perform Counterfeit Component Detection & Complex Failure Analysis IEC ELECTRONICS 2018© 11

Our Value Proposition Deliver Solutions • Broad array of manufacturing solutions Full System Assembly • Full System Assembly & Custom Configuration • Logistics and Fulfillment Directly to the End Customer IEC ELECTRONICS 2018© 12

Our Business Peak Sales $260M Consumer/Computer Products $250 IEC Electronics ranked #3 in $200 Forbes Top 100 Best Small Companies List $150 Sales erode to Company repositioned Sales (M) Sales $19M due to to support highly off-shoring regulated, complex $100 products $50 Several acquisitions made to expand capabilities $0 Note: Results from continuing operations excludes revenues of Southern California Braiding divested July 2015 IEC ELECTRONICS 2018© 13

Our Business 2013 to 2015 Net Income Loss of $35M Net Income ($M) • Underperformance with previous management • Profit Erosion $10 February 2015 Turnaround Begins $5 • Jeff Schlarbaum returns to Company as new CEO • Divested underperforming business unit $- 2013 2014 2015 2016 2017 2018 2016 Return to Profitability $(5) • Strengthened balance sheet and operational excellence $(10) • Generated $9.4M EBITDA or 7.4% EBITDA Margin6 $(15) 2017 Bridge Year $(20) • Effectively managed through volume reduction from certain key customers • Maintained gross margins consistent with industry average • Rebuilt new customer sales funnel 2018 Growth Year • Beginning to convert sales funnel to revenue • 49% revenue growth in Q2; $0.15 per share 6 EBITDA and EBITDA Margin are Non-GAAP Measures. Reconciliation of GAAP to Non-GAAP measures can be found at the end of this presentation. IEC ELECTRONICS 2018© 14

Key Priorities for Turnaround FY2016 Generated $9.4M 43% Reduction of Net Rebuilt new customer EBITDA or 7.4% EBITDA Debt Since Change of sales funnel Margin7 Control 7 EBITDA and EBITDA Margin are Non-GAAP Measures. Reconciliation of GAAP to Non-GAAP measures can be found at the end of this presentation. IEC ELECTRONICS 2018© 15

The Path To Growth Focus on Target Markets/Customers Drive Sales Conversions Continued Operational Excellence IEC ELECTRONICS 2018© 16

The Path To Growth Focus on Target Markets/Customers • Deliberate focus on the right customers • Complex, highly engineered products • Long-term, strategic partners • Product life-cycles contribute to longer term relationships • 100% US Based Manufacturing Advantages • Aerospace & Defense requires domestic manufacturing partners for many products • Intellectual property protection • “Local” manufacturing for high mix, higher margin programs IEC ELECTRONICS 2018© 17

The Path To Growth Drive Sales Conversions • Expand Opportunities with Existing Customers • Foundations of trust have been re-established • Financial health of IEC • Operational execution • Brisk rate of new programs being awarded over the last 6 months • Rebuilt New Business Pipeline • Non-existent in 2015 • Restructured sales and marketing platform in 2017 • Robust sales opportunity funnel IEC ELECTRONICS 2018© 18

Re-establishing Organic Growth Reported Backlog $100+M $72M $54M 9/30/16 9/30/17 1/31/18 Robust Pipeline of New Business Opportunities Q2 FY18 Book to Bill Exceeded 1:1 IEC ELECTRONICS 2018© 19

The Path To Growth Continued Operational Excellence • High Customer Satisfaction Levels • Flexibility and responsiveness are critical contributors IEC ELECTRONICS 2018© 20

The Path To Growth Continued Operational Excellence • Continuous Improvement for On-boarding New Programs • Challenges within global supply chain for procurement of certain electrical components • Lengthy process development and customer acceptance timeline • Multiple New Projects in Early Fiscal 2018 9-12 Month Process Margin Pressure Margin Expansion Receive Develop Robust Customer Low Rate Initial Full Production Materials Manufacturing Acceptance Production Runs Process for For Qualification Qualification Order IEC ELECTRONICS 2018© 21

Looking Forward 2012 2013-14 2015-16 2017 2018 Success Retraction Rebuild Bridge Growth • Revenue • Loss of $35M • Turnaround • Rebuilt new • Backlog of $130M through 2015 commenced customer $100+M as of • Gross Margin • Profit erosion • Returned to sales funnel Jan 31 18.9% profitability • Proactively • 49% revenue • Strengthened addressed growth in Q2; balance sheet volume $0.15 per decline share • Continue to Drive Organic Growth 22 IEC ELECTRONICS 2018© 22

New Facility • Expansion of Newark Operations • Current facility is 100+ year old building that requires extensive capital investment to update • 150,000 sq. ft. state-of-the-art facility anticipated to open in mid-2019 at Silver Hill Technology Park • Expected to be a $22M project • 15-Year Lease with developer • Up to $5M funded by State of New York tied to job creation and capital equipment • Expected to add 362 jobs to New York State over 5 years IEC ELECTRONICS 2018© 23

Key Takeaways Value Proposition Resonates with Fortune 500 Customers Solid Organization with Proven Industry Veterans Leading Key Positions Industry Leading EMS Business Fundamentals Transitioning into a Growth Company IEC ELECTRONICS 2018© 24

Thank you

Appendix A Reconciliation of U.S. GAAP to Non-GAAP Measures In thousands. Individual line Three Months Ended Twelve Months Ended Twelve Months Ended items per Form 10-K March 30, 2018 September 30, 2017 September 30, 2016 Net Income $ 1,579 $ 81 $ 4,786 Interest 278 913 1,392 Taxes 4 62 70 Depreciation & 553 2,524 3,106 Amortization EBITDA (Non-GAAP) $ 2,414 $ 3,580 $ 9,354 In thousands. Individual line Three Months Ended Twelve Months Ended Twelve Months Ended items per Form 10-K March 30, 2018 September 30, 2017 September 30, 2016 Net Sales $ 31,768 $ 96,455 $ 127,010 EBITDA (Non-GAAP) 2,414 3,580 9,354 EBITDA Margin (Non- 7.6% 3.7% 7.4% GAAP) 26 IEC ELECTRONICS 2018© 26